UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   August 14, 2008
                                                      -------------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On August 14, 2008, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Accessories Corp. Anncounces Q 3 Loss of 6 Cents per Share, Reduces Yearly Guidance to 10-14 Cents from 15-20 Cents ".

The text of this press release can be reviewed in its entirety under the attached Exhibit 99.36.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.36  Press release dated August 14, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   August 14, 2008
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                                    By: /s/  Jeffrey M. Tetzlaff
                                        --------------------------
                                            Jeffrey M. Tetzlaff
                                            Principal Executive Officer,
                                            President and Director